EXHIBIT 25(b)

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM T-2

                   STATEMENT OF ELIGIBILITY UNDER THE TRUST
                    INDENTURE ACT OF 1939 OF AN INDIVIDUAL
                         DESIGNATED TO ACT AS TRUSTEE

            CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
              TRUSTEE PURSUANT TO SECTION 305(b)(2) ____________

                               -----------------

                                W.T. CUNNINGHAM
                               (Name of Trustee)



               101 Barclay Street
            New York, New York                                       10286
(Business Address, Street, City, State)                           (Zip Code)

                                -----------------

                        CAROLINA POWER & LIGHT COMPANY
              (Exact name of obligor as specified in its charter)

               North Carolina                                    56-0165465
       (State or other jurisdiction                          (I.R.S. Employer
   of incorporation or organization)                         Identification No.)

          411 Fayetteville Street
         Raleigh, North Carolina                                 27601-1748
(Address of principal executive offices)                          (Zip code)




                               -----------------

                             First Mortgage Bonds*
                      (Title of the indenture securities)

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     *Specific title(s) to be determined in connection with sale(s) of First
      Mortgage Bonds.


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Item 1.    Affiliations with Obligor.

             If the obligor is an affiliate of the trustee, describe each such affiliation.

             None.*

Item 11.   List of Exhibits.

             List below all exhibits filed as a part of this statement of eligibility

             None.




                                   SIGNATURE

            Pursuant to the requirements of the Trust Indenture Act of 1939, I, W.T. Cunningham, have signed this statement of eligibility in The City of New York and State of New York, on the day of December, 1998.




                                                 /s/ W.T. CUNNINGHAM
                                                 -------------------------------
                                                     W.T. Cunningham

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   *Pursuant to General Instruction B, the Trustee has responded only to Items 1 and 11 of this form since to the best of the knowledge of the Trustee the obligor is not in default under any indenture under which the Trustee is a trustee.

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